

SK3 GROUP



A LEADER IN GLOBAL Prepaid Telecommunications and Services



Safe Harbor Act

The audience is reminded that details discussed in this presentation fall within the scope of Section 27A of the Securities Act of 1933 and Section 21 of the Securities Exchange Act of 1934 and are subject to the safe harbors created thereby. Forward-looking statements include, but are not limited to, those statements regarding management's plans, marketing strategy, targets and strategy for future expansion, and future fiscal performance. The Company's actual results could differ materially from those anticipated by the forward-looking statements.

SK3 GROUP

Disclaimer

SK3 Group, Inc. has entered into definitive agreements for the acquisition of 100% of each of the following companies: Reliablecom, Inc., Sohel Distributors Inc. and The Phone Card Warehouse, Inc. SK3Group, Inc. has entered into letters of intent to acquire 100% of the assets of eurocallingcards.com and 100% of the membership interests of Bellerud Communications, LLC. None of the foregoing transactions have closed as of the date of this presentation. There can be no assurance that any of the foregoing transactions will be completed. The information presented herein assumes that each of the transactions will in fact be completed and provides a description of SK3 Group, Inc. as if such has occurred. The historical financial information presented is merely a compilation of the unaudited financial results for each of the companies to be acquired. The officers of SK3Group, Inc. described herein, other than Sajid Kapadia, will be appointed to the positions described herein upon the closing of the acquisition of Reliablecom, Inc.

SK3 GROUP

SK3 Group Inc.

- SK3 Group, Inc. has created an opportunity to rollup a historically low margin sector of the telecom industry. SK3 is able to enhance the gross margins of its products by consolidating and leveraging its purchasing power and market presence with the telecom carriers.
- The market demographics are the ethnic, immigrant, credit challenged and un-banked communities.
- The Group's combined revenues for FYE December 31, 2006 were $189MM[1]. Q1, March 31, 2007 revenues were $64MM[1]. FYE Fiscal June 30, 2008 revenues are forecasted by management to reach $520MM.

[1] Unaudited Financial Statements

SK3 GROUP

SK3 Group Division Summary

Ecommerce Group – This division manages all aspects of online fulfillment and delivery of international and domestic long distance calling products, including virtual PINS (unique identifiers used by consumers to make calls) and internet based telephony products.

Distribution Group – This division distributes telecom products to newsstands, bodegas, independent groceries and national retail chains. Managing product development and marketing at the wholesale and retail levels.

Wireless Group – The Wireless Division is responsible for providing prepaid wireless recharge vouchers and prepaid international wireless cards from Tier 1 Telco's such as Cingular, with whom it has a reselling agreement.

Carrier Group – This division, a licensed CLEC offers local and long-distance telephone services to the un-banked and credit challenged demographics within 7 US states and enhances revenues through the call routing capabilities to the other divisions.

SK3 GROUP

USA Outbound International Telecom Traffic



CANADA
5.5 Billion Mins.
UNITED KINGDOM
2.6 Billion Mins.
GERMANY
1.5 Billion Mins.
FRANCE
681 Million Mins.
PAKISTAN
643 Million Mins.
INDIA
1.3 Billion Mins.
MEXICO
4.7 Billion Mins.
ITALY
749 Million Mins.
JAPAN
905 Million Mins.
GUATEMALA
1.5 Billion Mins.
PHILIPPINES
1.5 Billion Mins.
DOMINICAN REPUBLIC
780 Million Mins.
EL SALVADOR
1 Billion Mins.
COLUMBIA
839 Million Mins.
BRAZIL
1 Billion Mins.

Source: FCC Data 2005

SK3 GROUP

Margin Enhancement - Product Offerings


Residential & Business Phone Service
Carrier Group
AT&T, Bell South, Verzion & more
Pre-Paid Local Dial Tone
PC-to-Phone Connectivity
Local & Long Distance Minutes
SIP Based VoIP Products
Virtual Phonecard Card PINs
International Phone Cards
Distribution Group
Locus, Primus lucadia, IDT & more
Margin Enhancement
E-Commerce Group
Reliablecom.com
Letsdial.com
Eurocallingcard.com
& more
Pre Paid Gift Cards
Web & SMS Call
Private Label Phone Cards
Supply Channel
B2C & B2B
Virtual International Phone Numbers
Pre-Paid Wireless Card
Virtual Prepaid Wireless PINs
Wireless Group
Cingular, Boost, T-Mobile, Verizion & more
GSM & CDMA Private Label Wireless Services / MVNO

SK3 GROUP

E-Commerce Opportunity & Market

- The E-Commerce Group's revenues for FYE December 31, 2006 were $8MM[1], with Q1, March 31, 2007 revenues of $1MM[1]. Management has forecasted the division will generate $31MM in revenues FYE June 30, 2008 with a projected gross margin of 12%.
- This division currently processes 15,000 monthly transactions via its eight ecommerce websites and plans to migrate a portion of its current 1MM conventional phone users to higher margin, internet based telephony services.
- SK3's acquisition plans include, UK based www.Eurocallingcard.com, giving it an ecommerce footprint throughout Europe. SK3 will migrate its e-commerce platform to generate higher margins to this existing customer base.
- SK3 utilizes an India based call center to provide customer service.
- US retail VoIP services revenues will reach $20.4 billion by 2009. [2]

(1) Unaudited Financial Statements
(2) Atlantic-ACM, "Wireless Growth Winners, Prepaid & Hybrid: 2006-2010", 2006

SK3 GROUP

Distribution Opportunity & Market

- FYE December 31, 2006 revenues were $118MM[1] and Q1 March 31, 2007 revenues were $39MM[1]. FYE June 30, 2008 management has forecasted revenues of $298MM.
- SK3 is consolidating the highly fragmented distribution market by acquiring key distributors in geographically diverse regions.
- The Distribution Group will enhance its margins by consolidating the monthly purchasing of over 200MM minutes from its telecom carriers and suppliers including BT, Primus, Locus and CVT.
- The distribution network sells in excess of 5MM international calling cards monthly to end users.
- Domestic telecom card revenues within North America are expected to climb to $2.75 billion in 2008 and international card revenues from the US are estimated to reach $5.5 billion over the same period.[2]

(1) Unaudited Financial Statements
(2) Atlantic-ACM "Wireless Growth Winners, Prepaid & Hybrid: 2006-2010," 2006

SK3 GROUP

Wireless Opportunity & Market

- FYE December 31, 2006 revenues were $62MM[1] and Q1 2007 revenues reached $24MM[1]. FYE June 30, 2008 management has forecasted revenues of $173MM.
- Existing direct wireless distribution agreement with Cingular.
- Margins are enhanced by creating private label wireless programs on both CDMA and GSM platforms. Gross margins for these products can reach 10%.
- The total number of U.S. prepaid wireless subscribers are expected to increase to 55.51 million by 2010.[2]
- The prepaid wireless market is expected to grow to $8.75 billion by 2010.[3]

(1) Unaudited Financial Statements
(2) Atlantic-ACM "Wireless Growth Winners, Prepaid & Hybrid: 2006-2010," 2006
(3) Frost & Sullivan "Merchants Tap Into Popularity Of Prepaid Wireless" April , 2005

SK3 GROUP

Carrier Group Opportunity & Market

- FYE December 31, 2006 revenues were $700K[(1)] and Q1 March 31, 2007 revenues were $161K[(1)]. FYE June 30, 2008 management has forecasted revenues of $17MM.
- SK3's rollup strategy includes acquiring Bellerud Communications LLC, a Texas based CLEC (Competitive Local Exchange Carrier) licensed in 7 states -- Arkansas, Alabama, Florida, Indiana, Kentucky, South Carolina and Texas.
- Revenues will increase by leveraging the purchasing power of SK3's combined entities with the Carrier Group's 34 existing contracts which include ATT, Qwest, Verizon and Bell South.
- SK3's plan is to remain switchless, which will allow it to route its traffic through the most competitive carriers, while maintaining low operational overheads and virtually no technology risk.
- Traditional telephone revenues are expected to reach $434 billion by 2008. [(2)]

(1) Unaudited Financial Statements

(2) "Country Profile USA Report" Hot Telecom, 2005

SK3 GROUP

SK3 Consumer Benefits

- SK3 provides, on average, 80% lower international rates when compared to Tier 1 consumer rates.
- SK3 provides, on average, 50% lower international rates when compared to VoIP services Vonage and Skype.

CARRIER	COUNTRY	PROGRAM	RATE/S	MONTHLY FEE
ATT	INDIA	ATT worldwide Value calling	28 cents	$5
SPRINT	INDIA	SPRINT 50 AT HOME	33 cents	$3
VONAGE	INDIA	Vonage International	17 cents	$24.00
SKYPE	INDIA	Skype International	15 cents	$0
SK3 GROUP	INDIA	Reliablecom	7.9 cents	$0
SK3 Group is over 100% lower than major international telco and VoIP telecom companies.				
CARRIER	COUNTRY	PROGRAM	RATE/S	MONTHLY FEE
ATT	RUSSIA	ATT worldwide Value calling	16 cents	$5
SPRINT	RUSSIA	SPRINT 50 AT HOME	33 cents	$3
VONAGE	RUSSIA	Vonage International	12 cents	$24.99
SKYPE	RUSSIA	Skype International	4.8 cents	$0
SK3 GROUP	RUSSIA	SDI calling card	2.4 cents	$0
SK3 Group is over 100% lower than major international telco and VoIP telecom companies.				
CARRIER	COUNTRY	PROGRAM	RATE/S	MONTHLY FEE
ATT	UAE	ATT worldwide Value calling	39 cents	$5
SPRINT	UAE	SPRINT 50 AT HOME	53 cents	$3
VONAGE	UAE	Vonage International	29 cents	$24.99
SKYPE	UAE	Skype International	26 cents	$0
SK3 GROUP	UAE	Hot dog phonecard	13 cents	$0
SK3 Group is over 100% lower than major international telco and VoIP telecom companies.				

* This chart provides price comparisons for June 2007

Financials

- Financial projections FYE June 30, 2008
- Income statement
- Balance sheet
- Share capital
- Use of proceeds

SK3 GROUP

SK3 INCOME STATEMENT

($ in 000's)	HISTORICAL		PROJECTED INCOME STATEMENTS					
	YE 2006 Dec 31	1Q-07 March 31	2Q-07 June 30	1Q-08 Sept 30	2Q-08 Dec 31	3Q-08 March 31	4Q-08 June 30	YE FISCAL June 30-08
SALES								
E-Commerce Group	$ 8,387	$ 1,020	$ 1,100	$ 2,860	$ 4,362	$ 8,069	$ 15,734	$ 31,024
Wireless Group	61,941	23,893	24,000	30,000	37,500	46,875	58,594	172,969
Carrier Group	704	161	175	450	1,500	4,875	10,969	17,794
Distribution Group	117,686	39,431	40,000	48,000	63,840	84,907	101,889	298,636
Total	188,718	64,505	65,275	81,310	107,202	144,726	187,185	520,423
COST OF SALES								
E-Commerce Group	6,885	862	930	2,474	3,795	7,020	14,003	27,292
Wireless Group	61,139	23,773	23,880	29,775	37,219	46,172	57,715	170,880
Carrier Group	363	101	110	338	1,350	4,680	10,530	16,898
Distribution Group	115,633	37,577	38,119	45,912	60,967	81,086	97,304	285,269
Total	184,020	62,313	63,038	78,498	103,330	138,958	179,552	500,339
GROSS PROFITS	4,698	2,192	2,237	2,812	3,871	5,768	7,633	20,084
Gross margin	**2.49%**	**3.40%**	**3.43%**	**3.46%**	**3.61%**	**3.99%**	**4.08%**	**3.86%**
OPERATING EXPENSES								
Selling	400	100	100	107	380	813	1,301	2,602
General & administrative	3,491	1,020	1,050	1,214	1,273	1,357	1,554	5,398
Provision for doubtful accounts	--	--	--	120	160	212	255	747
Total	3,891	1,120	1,150	1,441	1,813	2,382	3,110	8,746
OPERATING PROFIT (EBITDA)	$ 807	$ 1,072	$ 1,087	$ 1,370	$ 2,058	$ 3,386	$ 4,525	$ 11,338
Operating margin	0.43%	1.66%	1.67%	1.69%	1.92%	2.34%	2.42%	2.18%

SK3 BALANCE SHEET

($ in 000's)	HISTORICAL		PROJECTED				
	YE 2006 Dec 31	1Q-07 March 31	2Q-07 June 30	1Q-08 Sept 30	2Q-08 Dec 31	3Q-08 March 31	4Q-08 June 30
ASSETS							
Current Assets							
Cash & equivalents	$ 2,213	$ 1,924	$ 20,616	$ 6,985	$ 4,290	$ 2,210	$ 2,057
Accounts receivable	13,899	17,672	15,063	18,104	23,732	31,536	39,566
Inventory	7,302	6,429	9,698	12,077	15,897	18,706	24,170
Other current assets	2	65	65	65	65	65	65
Total	23,416	26,090	45,443	37,231	43,984	52,517	65,859
Property, Plant & equipment	175	173	259	269	299	319	334
Other assets							
Goodwill	65	65	65	6,411	6,708	7,307	8,481
Deferred tax assets	370	70	70	--	--	--	--
Equity issuance Cost	--	--	1,917	1,834	1,751	1,668	1,585
Other assets	435	135	2,052	8,245	8,459	8,975	10,066
TOTAL ASSETS	$ 24,026	$ 26,398	$ 47,754	$ 45,745	$ 52,742	$ 61,811	$ 76,259
LIABILITIES & EQUITY							
Current Liabilities							
Accounts payable	$ 18,462	$ 19,526	$ 17,816	$ 15,965	$ 21,704	$ 28,463	$ 39,994
Short-term & Curr. Portion long-term debt	182	668	--	--	--		
Income taxes payable	634	755	1,151	397	662	1,189	1,642
Other current liabilities	126	633	--	--	--	--	--
Total	19,404	21,582	18,967	16,362	22,367	29,652	41,636
Long-term debt (Notes payable)	2,570	624	--	--	--	--	--
TOTAL LIABILITIES	21,974	22,206	18,967	16,362	22,367	29,652	41,636
Stockholders' Equity							
Capital stock	13	13	5	5	5	5	5
Additional paid-in capital	--	--	24,008	24,008	24,008	24,008	24,008
Retained earnings	2,039	4,180	4,774	5,370	6,363	8,146	10,610
TOTAL EQUITY	2,052	4,192	28,787	29,383	30,376	32,159	34,623
TOTAL LIABILITIES & EQUITY	$ 24,026	$ 26,398	$ 47,754	$ 45,745	$ 52,742	$ 61,811	$ 76,259

Share Capital

Issued & Outstanding:	45,788,799
Insider Holdings:	27,500,000
Other Restricted Securities:	10,000,000
Float:	8,288,799

SK3 GROUP

Use of Proceeds

Acquisition Targets	Purchase Cash Consideration	Working Capital Requirements	Total Requirements
Reliable Ecommerce	0	$ 3,000,000	$ 3,000,000
Sohel Distributors	0	$ 2,000,000	$ 2,000,000
The Phonecard Warehouse	$ 3,000,000	$ 4,000,000	$ 7,000,000
SK3 Telecom	0	$ 3,000,000	$ 3,000,000
Bellerud Communications	$ 425,000	$ 375,000	$ 800,000
Veda Telecom (eurocallingcard.com)	$ 700,000	0	$ 700,000
SDI Card (sdicard.com)	$ 500,000	0	$ 500,000
Wireless Group	0	$ 5,000,000	$ 5,000,000
TOTAL			$22,000,000

SK3 GROUP

Management Profiles

Sajid Kapadia - CEO & Director

Sajid Kapadia has been a leader in the telecom sector for 13 years. His professional experience began in 1994 when he sold long distance services for Sprint. In 1998, Mr. Kapadia established 9278 Distributors Inc., an integrated telecom company, as CEO he developed the business from a $22MM enterprise to in excess of $200MM in annual revenues over a four year period. Mr. Kapadia is highly experienced in all aspects of the telecom sector. In 1993, Mr. Kapadia earned a degree in Mechanical Engineering from Gandhi Engineering College in Gujarat India.

Haris Syed - COO

Haris Syed, is experienced in the logistics and operations within the telecommunications sector. He served as President of 9278 Communications, Inc. until 2004 and then as President of Kaph Groups, Inc. from 2005 through 2007 where he oversaw the deployment of a telecom switching facility and development of very early stage e-commerce portals. Mr. Syed completed his Bachelor of Business Administration from Columbus University in 2002.

SK3 GROUP

Management Profiles Cont'd...

Atul Malhotra , CPA - Chief Financial Officer

Mr. Malothra, has 25 years of accounting experience with the last 10 years specific to the telecommunications industry. Since 1996, he has worked independently as an accountant and consultant to publicly traded and privately held companies. Prior to starting his own firm, Mr. Malothra was the Corporate Controller for New York based Lyon Credit Services. Mr. Malothra received his Certified Public Accountant status in 1990.

Pradip Patel - President TPC

Pradip Patel has owned and operated his own telecom distribution business for 9 years. Mr. Patel founded The Phonecard Warehouse which generates in excess of $100MM in annual revenues. Prior to this, Mr. Patel served as a Project Engineer for Lockheed Martin Aerospace from 1986 through 1998. In 1986, Mr. Patel received a Bachelor of Science in Electronic Engineering from DeVry Institute of Technology in Chicago.

SK3 GROUP

Management Profiles Cont'd…

Sohel Kapadia - President, SDI

Sohel Kapadia has over 10 years of experience in the telecom industry. As operator and principal of SDI, a distribution and marketing company generating in excess of $70MM in annual sales, SDI's products can be found coast to coast in the United States. In 1993, Mr. Kapadia received a Bachelor of Science from Gujarat University based in Gujarat, India.

Melissa Perez – Vice President, Wireless Group

Melissa Perez's career in the telecom industry began in 1999. Ms. Perez founded Empire Mobile, a private label CDMA technology program and Anytime Mobile, a private label GSM technology program. Ms. Perez developed web portals for Empire Mobile and Anytime Mobile enhancing the company's product offerings. In 2005, Ms. Perez received a Bachelor of Science in Business Management from Mercy College in Dobbs Ferry, New York.

SK3 GROUP

Contact

For more information on SK3 Group please contact us at:

500 Mamaroneck Avenue, 4th Floor
Harrison, NY
USA 10528

TEL	914 777 2090
FAX	914 777 2095
EMAIL	info@sk3group.com
WEB	www.sk3group.com

SK3 GROUP